Exhibit 13.3

CERTIFICATION OF PERIODIC FINANCIAL REPORT

Pursuant to 18 U.S.C. Section 1350

In connection with the Annual Report of United Microelectronics Corporation, or the Company, on Form 20-F for the fiscal year ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof, or the Report, I, Chitung Liu, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 27, 2023

By:	/s/ Chitung Liu
	Name:	Chitung Liu
	Title:	Director, Chief Financial Officer and Senior Vice President

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A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.